Exhibit 10.16
SECOND AMENDMENT TO LEASE
THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) entered into as of May 31, 2012 (the “Second Amendment Effective Date”), by and between PPF PARAMOUNT ONE MARKET PLAZA OWNER, L.P., a Delaware limited partnership (“Landlord”) and RPX CORPORATION, a Delaware corporation (“Tenant”)with reference to the following facts:

A.
Landlord and Tenant are parties to that certain lease dated July 28, 2010 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of March 9, 2012 (the “First Amendment”), pursuant to which Tenant has agreed to lease from Landlord space which, following the Reduction Date (defined in the First Amendment) will consist of 67,059 rentable square feet on the seventh (7th), eighth (8th), tenth (10th) and eleventh (11th) floors of the Steuart Tower in the building commonly known as One Market Plaza, located at One Market Street, San Francisco, California (the “Building”).

B.
The First Amendment failed to include a reference to Suite 1005 on the tenth (10th) floor of the Steuart Tower as being part of the 10th Floor Space, and Landlord and Tenant wish to correct this oversight and to correct two other typographical errors in the First Amendment.

NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1. 10th Floor Space; Expansion Space. The First Amendment is hereby amended by including a reference to Suite 1005 in Recital E.iii, thereby including Suite 1005 in the 10th Floor Space and the Expansion Space. For avoidance of doubt, the rentable area calculations contained in the First Amendment are all correct and are not in need of revision. Accordingly, Exhibit A-3 depicts the 10th Floor Space, which is the entire 10th Floor of the Steuart Tower.
2.    Letter of Credit. The reference to “$219,670.51” as the face amount of the original Letter of Credit is hereby revised to be a reference to “$219,870.51.”
3.    Superior Rights. The phrase “[TO BE CONFIRMED]” is hereby deleted from Exhibit C to the First Amendment.
4.    Miscellaneous.
(a)    This Second Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.
(b)    Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

(c)    In the case of any inconsistency between the provisions of the Lease and this Second Amendment, the provisions of this Second Amendment shall govern and control.
(d)    Submission of this Second Amendment by Landlord is not an offer to enter into this Second Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Second Amendment until Landlord has executed and delivered the same to Tenant.
(e)    Capitalized terms used in this Second Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Second Amendment.
(f)    Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Second Amendment, other than CB Richard Ellis (“Tenant’s Broker”). Tenant agrees to defend, indemnify and hold Landlord harmless from all claims of any brokers, other than Tenant’s Broker, claiming to have represented Tenant in connection with this Second Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Second Amendment, other than Jones Lang LaSalle Americas, Inc. (“Landlord’s Broker”). Landlord agrees to defend, indemnify and hold Tenant harmless from all claims of any brokers, other than Landlord’s Broker, claiming to have represented Landlord in connection with this Second Amendment.
(g)    Each signatory of this Second Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
(h)    This Second Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Second Amendment may be executed in so-called “pdf” format and each party has the right to rely upon a pdf counterpart of this Second Amendment signed by the other party to the same extent as if such party had received an original counterpart.
[SIGNATURES ARE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment as of the Second Amendment Effective Date.
LANDLORD:

PPF PARAMOUNT ONE MARKET PLAZA OWNER, L.P.,
a Delaware limited partnership

By:     PPF PARAMOUNT GP, LLC

By:
        Name: Jolanta K. Bott
Title: Vice President

TENANT:

RPX CORPORATION,
a Delaware corporation

By:
Print Name:
Its:

By:
Print Name:
Its: